MUNIVEST
                                                                 FUND, INC.

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 August 31, 1999

                               MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more vola-tile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                                            MuniVest Fund, Inc., August 31, 1999

DEAR SHAREHOLDER

For the year ended August 31, 1999, the Common Stock of MuniVest Fund, Inc. earned $0.589 per share income dividends, which included earned and unpaid dividends of $0.048. This represents a net annualized yield of 6.44%, based on a month-end per share net asset value of $9.15. Over the same period, the total investment return on the Fund's Common Stock was -4.42%, based on a change in per share net asset value from $10.20 to $9.15, and assuming reinvestment of $0.592 per share income dividends and $0.029 per share capital gains distributions.

For the six months ended August 31, 1999, the total investment return on the Fund's Common Stock was -6.29%, based on a change in per share net asset value from $10.06 to $9.15, and assuming reinvestment of $0.280 per share income dividends.

For the six months ended August 31, 1999, the Fund's Preferred Stock had an average yield as follows: Series A, 2.84%; Series B, 2.96%; Series C, 3.46%; Series D, 3.30%; and Series E, 3.10%.

The Municipal Market Environment

During the six months ended August 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies and inflation concerns put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.06% by August 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June, July and August. During the period, yields on long-term tax-exempt revenue bonds rose almost 55 basis points to 5.83%, as measured by the Bond Buyer Revenue Bond Index.

While the tax-exempt market has slightly underperformed its taxable counterpart in recent months, the technical conditions are helping to support municipal bond prices.

During the last six months, more than $115 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, almost $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of approximately 20% compared to the same three-month period in 1998.

Recently, the supply of new municipal bonds slowed even further. Total issuance in August 1999 of $14 billion was nearly 40% lower than August 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply.

The recent relative underperformance of the municipal bond market has generated very attractive tax-exempt bond yield ratios, similar to those that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a faster rate in recent months than US Treasury bond yields, causing the yield ratio to increase. At May 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. At August 31, 1999, long-term uninsured tax-exempt bond yields were approximately 96% of US Treasury bonds. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation readings, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond investors and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six-month period ended August 31, 1999, the Fund remained essentially fully invested. We continued to emphasize income-oriented issues rather than those securities with the potential for high total returns. We viewed recent increases in tax-exempt bond yields as an opportunity to add higher-yielding securities to the Fund. As interest rates have not yet declined as we had expected, we continued to maintain the neutral position we had adopted earlier in the year.

Looking ahead, we expect to maintain our fully invested position in order to seek to enhance shareholder income. Since we believe that tax-exempt bond yields are likely to remain in a relatively narrow range, we do not foresee making any significant changes to the current composition and structure of the portfolio. Should the US economy or equity markets exhibit any significant weakness, we are prepared to adopt a more aggressive posture in order to seek to enhance portfolio appreciation.

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

September 30, 1999

Quality Profile

The quality ratings of securities in the Fund as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................       41.9%
AA/Aa ..............................................................       23.4
A/A ................................................................       15.0
BBB/Baa ............................................................        9.6
NR (Not Rated) .....................................................        2.1
Other* .............................................................        4.9
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.


                                     2 & 3

                                            MuniVest Fund, Inc., August 31, 1999

PROXY RESULTS

During the six-month period ended August 31, 1999, MuniVest Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on May 26, 1999. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                           For             From Voting
--------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn                               57,539,287          1,403,522
                                           Cynthia A. Montgomery                        57,447,435          1,495,374
                                           Charles C. Reilly                            57,405,032          1,537,777
                                           Kevin A. Ryan                                57,421,394          1,521,415
                                           Arthur Zeikel                                57,381,045          1,561,764

--------------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted   Shares Voted   Shares Voted
                                                                                     For          Against        Abstain
--------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.                      57,689,043        398,479        855,287
--------------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.            26,115,166      2,187,201      1,506,038
--------------------------------------------------------------------------------------------------------------------------

During the six-month period ended August 31, 1999, MuniVest Fund, Inc.'s Preferred Stock (Series A, B, C, D and E) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on May 26, 1999. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted      Shares Withheld
                                                                                        For            From Voting
--------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Ronald W. Forbes and    Series A             1,929                0
   Richard R. West as follows:                                     Series B             1,733                8
                                                                   Series C             1,544               76
                                                                   Series D             1,757                5
                                                                   Series E             2,714               51
--------------------------------------------------------------------------------------------------------------------------

                                                                                Shares Voted   Shares Voted   Shares Voted
                                                                                     For          Against       Abstain
--------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's  Series A         1,696           218            14
   independent auditors for the current fiscal year as follows:    Series B         1,742             0             0
                                                                   Series C         1,509             1           110
                                                                   Series D         1,763             0             0
                                                                   Series E         2,683            32            50
--------------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary           Series A           499           254             4
   to the Fund as follows:                                         Series B           528           106             0
                                                                   Series C           319           316            76
                                                                   Series D           418           227            14
                                                                   Series E           531            17            51
--------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's   Face                                                                                Value
STATE                 Ratings  Ratings  Amount  Issue                                                                      (Note 1a)
===================================================================================================================================
Alabama--4.7%         BBB      Baa1    $ 8,750  Courtland, Alabama, IDB, IDR, Refunding (Champion International
                                                Corporation), Series A, 7.20% due 12/01/2013                               $  9,388
                                                Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Champion
                                                International Corporation Project), AMT:
                      BBB      Baa1      5,000    7% due 6/01/2022                                                            5,267
                      BBB      Baa1      6,170    Series A, 6.375% due 3/01/2029                                              6,274
                      AAA      NR*       8,580  Jefferson County, Alabama, Sewer Revenue Bonds, RIB, Series 124, 7.14%
                                                due 2/01/2036 (f)(j)                                                          7,552
                      NR*      Aaa      12,500  Jefferson County, Alabama, Sewer Revenue Refunding Bonds, RITR, Series 7,
                                                7.02% due 2/01/2027 (f)(j)                                                   11,312
===================================================================================================================================
Alaska--1.4%                                    North Slope Boro, Alaska, GO, Series B (c):
                      AAA      Aaa       6,000    5.10%** due 1/01/2002                                                       5,408
                      AAA      Aaa       6,000    5.20%** due 1/01/2003                                                       5,151
                                                Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon Pipeline
                                                Company Project), VRDN (g):
                      A1+      VMIG1+      600    Series A, 3.15% due 12/01/2033                                                600
                      A1+      VMIG1+      300    Series B, 3.15% due 12/01/2033                                                300
===================================================================================================================================
California--0.5%      AAA      Aaa       5,000  San Francisco, California, City and County Airport Commission,
                                                International Airport Revenue Refunding Bonds, Second Series, Issue 16B,
                                                5% due 5/01/2024 (i)                                                          4,539
===================================================================================================================================
Colorado--3.7%        NR*      Aaa       7,500  Arapahoe County, Colorado, Capital Improvement Trust Fund, Highway
                                                Revenue Bonds (SR-E-470 Project), 7% due 8/31/2005 (a)                        8,614
                                                Denver, Colorado, City and County Airport Revenue Bonds:
                      BBB+     Aaa       1,720    AMT, Series C, 6.75% due 11/15/2002 (a)                                     1,875
                      BBB+     Baa1      9,850    AMT, Series C, 6.75% due 11/15/2013                                        10,396
                      BBB+     Baa1      1,485    AMT, Series C, 6.75% due 11/15/2022                                         1,549
                      AAA      Baa1      7,340    Series A, 7.25% due 11/15/2002 (a)                                          8,114
                      AAA      NR*         470  El Paso County, Colorado, Local S/F Mortgage Revenue Bonds, AMT,
                                                Series A, 8% due 9/01/2022 (d)(k)                                               486
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES(SM)  Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     4 & 5

                                            MuniVest Fund, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's   Face                                                                                Value
STATE                 Ratings  Ratings  Amount  Issue                                                                      (Note 1a)
===================================================================================================================================
District of
Columbia--1.2%                                  District of Columbia, GO, Refunding, Series B (i):
                      AAA      Aaa     $ 5,000    5.50% due 6/01/2013                                                      $  4,995
                      AAA      Aaa       5,000    5.50% due 6/01/2014                                                         4,975
===================================================================================================================================
Florida--2.1%         NR*      Aaa       5,460  Florida HFA, Home Ownership Revenue Refunding Bonds, AMT, 7.90% due
                                                3/01/2022 (d)                                                                 5,671
                                                Lee County, Florida, Water and Sewer Revenue Bonds, Series A (h):
                      AAA      Aaa       5,500    4.75% due 10/01/2023                                                        4,775
                      AAA      Aaa       4,650    5% due 10/01/2024                                                           4,224
                      A1+      VMIG1+    1,300  Manatee County, Florida, PCR, Refunding (Florida Power and Light Company
                                                Project), VRDN, 3.15% due 9/01/2024 (g)                                       1,300
                      A1+      VMIG1+      100  Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light
                                                Company Project), VRDN, 3.15% due 1/01/2026 (g)                                 100
                      AAA      Aaa       2,000  Tampa Bay, Florida, Water Utility System Revenue Bonds, Series B, 4.75%
                                                due 10/01/2027 (f)                                                            1,711
===================================================================================================================================
Georgia--4.9%         A1       VMIG1+    1,400  Burke County, Georgia, Development Authority, PCR, Refunding (Georgia
                                                Power Company Plant--Vogtle Project), VRDN, First Series, 3.25% due
                                                4/01/2032 (g)                                                                 1,400
                                                Georgia Municipal Electric Authority, Power Revenue Refunding Bonds
                                                (Crossover):
                      A        A3        4,850    Series W, 6.60% due 1/01/2018                                               5,330
                      A        A3       12,940    Series Y, 6.50% due 1/01/2017                                              14,189
                                                Georgia State, GO, Series F:
                      AAA      Aaa       6,400    6.50% due 12/01/2006                                                        7,125
                      AAA      Aaa       5,000    6.50% due 12/01/2007                                                        5,595
                      AAA      Aa2       1,550  Georgia State Housing and Finance Authority, Revenue Refunding Bonds,
                                                S/F Mortgage, AMT, Sub-Series A-2, 6.55% due 12/01/2027 (k)                   1,594
                      A        A3        4,785  Monroe County, Georgia, Development Authority, PCR, Refunding (Oglethorpe
                                                Power Corporation--Scherer), Series A, 6.80% due 1/01/2011                    5,333
===================================================================================================================================
Hawaii--2.7%          A        A        10,000  Hawaii State Department of Budget and Finance, Special Purpose Revenue
                                                Bonds, 6.25% due 7/01/2021                                                   10,272
                      AAA      Aaa      15,500  Honolulu, Hawaii, City and County Wastewater System, Revenue Refunding
                                                Bonds, Second Bond Resolution (Junior Series), 4.50% due 7/01/2028 (f)       12,509
===================================================================================================================================
Idaho--0.5%           NR*      Aaa       4,190  Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Series
                                                E-2, 6.90% due 1/01/2027                                                      4,379
===================================================================================================================================
Illinois--12.4%       AAA      Aaa       5,880  Chicago, Illinois, GO, Project and Refunding, 5.25% due 1/01/2020 (f)         5,523
                      AAA      NR*      10,930  Chicago, Illinois, GO, Refunding, RIB, Series 126, 7.13% due 1/01/2034
                                                (f)(j)                                                                        9,525
                                                Chicago, Illinois, Sales Tax Revenue Bonds (f)(j):
                      AAA      NR*       4,175    RIB, Series 92, 7.105% due 1/01/2030                                        3,659
                      NR*      Aaa       6,950    RITR, Series 24, 7.02% due 1/01/2027                                        6,126
                      AAA      Aaa       7,405  Chicago, Illinois, Water Revenue Refunding Bonds, 5.50% due 11/01/2022 (f)    7,141
                      AAA      Aaa       5,300  Cook County, Illinois, GO, Refunding, Series B, 5.375% due 11/15/2018 (c)     5,094
                      AAA      NR*       1,810  Illinois Development Finance Authority Revenue Bonds (Bradley University
                                                Project), 5.375% due 8/01/2019 (h)                                            1,726
                                                Illinois Educational Facilities Authority, Revenue Refunding Bonds:
                      NR*      NR*       2,500    (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)               2,945
                      AAA      Aaa       6,300    (Loyola University), Series A, 5.70% due 7/01/2024 (h)                      6,198
                                                Illinois HDA, Revenue Refunding Bonds:
                      A+       A1          660    (M/F Housing), Series A, 7.375% due 7/01/2017                                 704
                      A+       A1        7,000    (M/F Program), Series 5, 6.75% due 9/01/2023                                7,450
                                                Illinois Health Facilities Authority Revenue Bonds:
                      NR*      Baa1      2,650    (Holy Cross Hospital Project), 6.70% due 3/01/2014                          2,818
                      A1+      VMIG1+      500    (Northwestern Memorial Hospital), VRDN, 3.20% due 8/15/2025 (g)               500
                      NR*      Baa1      2,205    (Ravenswood Hospital Medical Center), 6.85% due 6/01/2002 (a)               2,381
                      NR*      Baa1      7,375    (Ravenswood Hospital Medical Center), 6.90% due 6/01/2002 (a)               7,972
                      AA       A1        9,000  Illinois Health Facilities Authority, Revenue Refunding Bonds (Advocate
                                                Health Care), Series A, 5.875% due 8/15/2022                                  8,938
                      AAA      Aaa       2,000  Illinois State, GO, 5.375% due 2/01/2022 (f)                                  1,899
                      A1+      P1        1,900  Joliet, Illinois, Regional Port District, Marine Terminal Revenue
                                                Refunding Bonds (Exxon Project), VRDN, 3.15% due 10/01/2024 (g)               1,900
                      BBB      NR*       2,500  Lansing, Illinois, Tax Increment Revenue Refunding Bonds (Sales Tax--
                                                Landings Redevelopment), 7% due 12/01/2008                                    2,674
                      AA-      Aaa       5,960  Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax
                                                Revenue Bonds, 6.50% due 6/15/2003 (a)                                        6,495
                                                Regional Transportation Authority, Illinois, Revenue Bonds:
                      AAA      Aaa       3,500    Series A, 7.20% due 11/01/2020 (h)                                          4,169
                      AAA      Aaa       2,500    Series C, 7.10% due 6/01/2004 (a)(f)                                        2,816
                      AAA      Aaa       4,000    Series C, 7.75% due 6/01/2020 (f)                                           5,041
===================================================================================================================================
Indiana--8.8%         AAA      NR*       5,250  Indiana Bond Bank Revenue Bonds (State Revolving Fund Program), Series A,
                                                6.75% due 2/01/2017                                                           5,722
                                                Indiana Health Facility Financing Authority, Hospital Revenue Refunding
                                                Bonds:
                      AA       Aa3      10,250    (Clarian Health Partners Inc.), Series A, 6% due 2/15/2021                 10,382
                      BBB+     NR*       3,000    (Hancock Memorial Hospital Health Services), 6.125% due 8/15/2017           3,059
                      NR*      Aaa       4,290  Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A, 6.80%
                                                due 1/01/2017 (k)                                                             4,448
                      AA-      Aa3       7,195  Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A,
                                                6.80% due 12/01/2016                                                          8,215
                                                Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                Refunding Bonds, Series D:
                      AA       NR*      15,335    6.75% due 2/01/2014                                                        17,257
                      AA       NR*      20,350    6.75% due 2/01/2020                                                        21,785
                      A1       VMIG1+      800  Jasper County, Indiana, PCR, Refunding (Northern Indiana Public Service),
                                                VRDN, Series C, 3.20% due 4/01/2019 (g)                                         800
                      AA       Aa2       2,000  Purdue University, Indiana, University Revenue Bonds (Student Fee), Series
                                                B, 6.70% due 1/01/2005 (a)                                                    2,238
===================================================================================================================================
Iowa--0.3%            NR*      Aaa       2,170  Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT, Series A, 7.90%
                                                due 11/01/2022 (d)                                                            2,221
===================================================================================================================================
Louisiana--2.5%       BBB+     A3        4,000  De Soto Parish, Louisiana, Environmental Improvement Revenue Refunding
                                                Bonds (International Paper Co. Project), AMT, Series B, 6.55% due
                                                4/01/2019                                                                     4,185
                      A1+      P1        7,300  East Baton Rouge Parish, Louisiana, PCR, Refunding (Exxon Project),
                                                VRDN, 3.15% due 3/01/2022 (g)                                                 7,300
                      NR*      A3        3,000  Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
                                                Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due
                                                8/15/2022                                                                     3,314
                      A+       A1        5,000  Louisiana Public Facilities Authority Revenue Bonds (Tulane University),
                                                6.625% due 11/15/2002 (a)                                                     5,426
                      A1+      VMIG1+      500  Louisiana State Offshore Terminal Authority, Deepwater Port Revenue
                                                Refunding Bonds (1st Stage A--Loop Inc.), VRDN, 3.15% due 9/01/2008 (g)         500
===================================================================================================================================


                                      6 & 7

                                            MuniVest Fund, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's   Face                                                                                Value
STATE                 Ratings  Ratings  Amount  Issue                                                                      (Note 1a)
===================================================================================================================================
Massachusetts--4.7%   AAA      Aaa     $ 2,035  Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, 9.25%
                                                due 1/01/2011 (e)                                                          $  2,706
                      AA-      Aa3       3,010  Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                                (General Transportation System), Series A, 7% due 3/01/2019                   3,506
                      A+       A1       30,000  Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                6.50% due 7/15/2019                                                          33,199
===================================================================================================================================
Michigan--2.6%        AAA      Aaa       2,500  Coopersville Area, Michigan, Public Schools, GO, 5% due 5/01/2024 (c)         2,248
                      AA       Aa2       2,500  Michigan State Building Authority, Revenue Refunding Bonds (Facilities
                                                Program), Series 1, 4.75% due 10/15/2021                                      2,175
                      AA+      NR*       6,180  Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85% due
                                                6/01/2026 (k)                                                                 6,420
                                                Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                      NR*      A1        2,500    (McLaren Health Care Corp.), Series A, 5% due 6/01/2028                     2,097
                      NR*      VMIG1+      100    (Mount Clemens Hospital), VRDN, 3.20% due 8/15/2015 (g)                       100
                      AAA      Aaa       2,500  Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                                                (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (c)              2,378
                      AAA      Aaa       2,190  Montabella Community School District, Michigan, GO, 5.25%
                                                due 5/01/2020 (f)                                                             2,071
                      AAA      Aaa       2,000  Muskegon Heights, Michigan, Public Schools, GO, 5% due 5/01/2024 (c)          1,799
                      AAA      Aaa       2,500  Wayne State University, Michigan, University Revenue Refunding Bonds,
                                                5.125% due 11/15/2029 (f)                                                     2,280
===================================================================================================================================
Minnesota--2.2%                                 Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                      AA+      Aa2       2,895    AMT, Series L, 6.70% due 7/01/2020                                          2,994
                      AA+      Aa2       4,475    AMT, Series M, 6.70% due 7/01/2026                                          4,628
                      AA+      Aa2       3,250    Series H, 6.70% due 1/01/2018                                               3,389
                      AA+      NR*       7,500  Rochester, Minnesota, Health Care Facilities Revenue Bonds (Mayo
                                                Foundation), Series A, 5.50% due 11/15/2027                                   7,280
===================================================================================================================================
Mississippi--0.1%     NR*      P1          600  Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A. Inc. Project),
                                                VRDN, 3.15% due 6/01/2023 (g)                                                   600
===================================================================================================================================
Nevada--1.3%          BBB+     Baa1      5,000  Henderson, Nevada, Health Care Facilities Revenue Bonds (Catholic
                                                Healthcare West), 5.375% due 7/01/2026                                        4,284
                                                Nevada Housing Division Revenue Bonds, AMT:
                      AAA      Aa2       1,235    (Multi-Unit Housing), Issue B, 7.45% due 10/01/2017 (b)                     1,344
                      AAA      Aaa       2,730    (S/F Program), Senior Series E, 7% due 10/01/2019 (k)                       2,861
                      NR*      Aa2       1,945    (S/F Program), Series A, 6.55% due 10/01/2012 (k)                           2,015
                      A1+      P1          700  Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power
                                                Company Project), AMT, VRDN, 3.30% due 12/01/2020 (g)                           700
===================================================================================================================================
New Jersey--0.3%      AAA      Aaa       2,000  New Jersey State Housing and Mortgage Finance Agency Revenue Bonds, Home
                                                Buyer, AMT, Series M, 6.95% due 10/01/2022 (c)                                2,138
===================================================================================================================================
New York--19.6%       A1+      VMIG1+   17,650  Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                VRDN, Sub-Series 5, 3.15% due 5/01/2033 (g)                                  17,650
                      AAA      Aaa      17,385  Long Island Power Authority, New York, Electric System Revenue Refunding
                                                Bonds, Series A, 5.50% due 12/01/2029 (c)                                    16,934
                      AAA      Aaa       5,000  Metropolitan Transportation Authority, New York, Commuter Facilities
                                                Revenue Refunding Bonds, Series B, 5.125% due 7/01/2024 (h)                   4,608
                      AAA      Aaa      18,615  Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                Revenue Bonds, Series A, 5% due 4/01/2023 (f)                                16,868
                                                New York City, New York, GO:
                      A-       A3        2,800    Series B, 5.875% due 8/15/2016                                              2,846
                      A-       A3          480    Series D, 6% due 2/15/2005 (a)                                                515
                      A-       A3        1,670    Series D, 6% due 2/15/2020                                                  1,694
                      AAA      Aaa       4,450    Series I, 5% due 4/15/2024 (c)                                              4,024
                      AAA      Aaa       7,500    Series J, 5.125% due 5/15/2029 (c)                                          6,855
                                                New York City, New York, GO, Refunding:
                      A-       A3        3,750    Series C, 5.875% due 2/01/2016                                              3,816
                      A-       A3        5,000    Series F, 5.875% due 8/01/2024                                              4,990
                      A-       A3        3,500    Series K, 5.375% due 8/01/2019                                              3,333
                      A        A1        6,000  New York City, New York, Municipal Water Finance Authority, Water and
                                                Sewer System Revenue Bonds, Series B, 5.75% due 6/15/2026                     5,959
                                                New York City, New York, Municipal Water Finance Authority, Water and
                                                Sewer System, Revenue Refunding Bonds:
                      NR*      Aaa      11,920    RITR, Series 10, 7.02% due 6/15/2026 (i)(j)                                10,797
                      A        A1        5,750    Series A, 5.50% due 6/15/2023                                               5,543
                      A1+      VMIG1+    1,600    VRDN, Series A, 3.20% due 6/15/2025 (f)(g)                                  1,600
                      AA       Aa3      17,000  New York City, New York, Transitional Finance Authority Revenue Bonds
                                                (Future Tax Secured), Series C, 4.75% due 5/01/2023                          14,677
                                                New York State Dormitory Authority, Revenue Refunding Bonds:
                      AAA      Aaa       6,500    (Consolidated City University System), Series 1, 5.125% due 7/01/2027
                                                  (c)                                                                         5,964
                      A-       A3        5,000    (Mental Health Services Facilities), Series A, 5.75% due 8/15/2022          4,950
                      AAA      A3       10,025    (Mental Health Services Facilities), Series C, 4.75% due 8/15/2022 (c)      8,687
                      AAA      Aaa       4,000    (Mental Health Services Facilities Improvement), Series G, 4.50% due
                                                  8/15/2018 (h)                                                               3,366
                      NR*      NR*       9,000  New York State Energy Research and Development Authority, Gas Facilities
                                                Revenue Bonds, RITR, Series 9, 7.32% due 1/01/2021 (c)(j)                     8,579
                      AAA      NR*       5,000  New York State Urban Development Corporation Revenue Bonds (Correctional
                                                Capital Facilities--Service Contract), Series A, 5% due 1/01/2028 (i)         4,491
                      A1+      VMIG1+    1,600  Port Authority of New York and New Jersey, Special Obligation Revenue
                                                Refunding Bonds (Versatile Structure Obligation), VRDN, AMT, Series 1R,
                                                3.15% due 8/01/2028 (g)                                                       1,600
                      A+       Aa3       4,015  Triborough Bridge and Tunnel Authority, New York, Revenue Refunding
                                                Bonds, Series A, 5.125% due 1/01/2022                                         3,701
===================================================================================================================================
North Carolina--0.3%  NR*      VMIG1+      950  North Carolina Medical Care Commission, Hospital Revenue Bonds (Pooled
                                                Financing Project), ACES, Series A, 3.15% due 10/01/2020 (g)                    950
                      AAA      Aaa       1,900  University of North Carolina, System Pool Revenue Bonds, Series B, 4.50%
                                                due 10/01/2018 (c)                                                            1,619
===================================================================================================================================
Ohio--1.1%            A1+      VMIG1+      800  Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                                                VRDN, Series D, 3.20% due 1/01/2026 (g)                                         800
                      AAA      NR*       6,000  Ohio HFA, Mortgage Revenue Refunding Bonds (Residential), AMT, Series C,
                                                5.75% due 9/01/2030 (d)                                                       5,839
                      AAA      Aaa       2,200  Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B, 10.116% due
                                                3/31/2031 (d)(j)                                                              2,371
===================================================================================================================================


                                     8 & 9

                                            MuniVest Fund, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's   Face                                                                                Value
STATE                 Ratings  Ratings  Amount  Issue                                                                      (Note 1a)
===================================================================================================================================
Pennsylvania--1.0%    A1+      NR*      $  200  Pennsylvania State Higher Educational Facilities Authority, Revenue
                                                Refunding Bonds (Carnegie Mellon University), VRDN, Series B, 3.15% due
                                                11/01/2027 (g)                                                             $    200
                      AAA      Aaa       9,000  Pittsburgh and Allegheny County, Pennsylvania, Public Auditorium Revenue
                                                Bonds (Hotel Room), 5% due 2/01/2024 (h)                                      8,098
===================================================================================================================================
Rhode Island--0.8%    AA+      Aa2       6,000  Rhode Island Housing and Mortgage Finance Corporation, Revenue Refunding
                                                Bonds, INFLOS, AMT, 10.571% due 4/01/2024 (j)                                 6,533
===================================================================================================================================
South Carolina--0.6%  AAA      Aaa       5,000  South Carolina State Public Service Authority, Revenue Refunding Bonds,
                                                Series A, 5.75% due 1/01/2022 (c)                                             4,962
===================================================================================================================================
Tennessee--1.2%       AAA      Aaa      11,500  Metropolitan Government, Nashville and Davidson County, Tennessee, Water
                                                and Sewer Revenue Refunding Bonds, Series A, 4.75% due 1/01/2022 (f)         10,011
===================================================================================================================================
Texas--6.0%           AAA      Aaa       3,040  Copperas Cove, Texas, Independent School District, GO, 6.90% due
                                                8/15/2004 (a)                                                                 3,363
                      AA-      Aa3       6,250  Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal
                                                Facility Revenue Bonds (E. I. du Pont de Nemours and Company Project),
                                                AMT, 6.40% due 4/01/2026                                                      6,385
                      BBB      Baa1      4,000  Gulf Coast, Texas, IDA (Champion International Corp.), 7.125% due
                                                4/01/2010                                                                     4,260
                      A1+      VMIG1+      400  Gulf Coast Waste Disposal Authority, Texas, PCR, Refunding (Amoco Oil
                                                Company Project), VRDN, 2.70% due 10/01/2017 (g)                                400
                      BBB-     Baa2      3,250  Gulf Coast Waste Disposal Authority, Texas, Revenue Refunding Bonds (USX
                                                Corporation Projects), 5.50% due 9/01/2017                                    2,961
                      AA       Aa1       2,400  Harris County, Texas, GO (Certificates of Obligation), 10% due
                                                10/01/2002 (e)                                                                2,781
                                                Harris County, Texas, Health Facilities Development Corporation, Hospital
                                                Revenue Bonds (a):
                      AAA      Aaa       1,485    (Hermann Hospital Project), 6.375% due 10/01/2004 (c)                       1,621
                      NR*      NR*       3,500    (Memorial Hospital System Project), Series A, 6.60% due 6/01/2004           3,853
                      NR*      NR*       2,500    (Memorial Hospital System Project), Series A, 6.625% due 6/01/2004          2,755
                                                Harris County, Texas, Health Facilities Development Corporation, Revenue
                                                Refunding Bonds (e):
                      NR*      Aa3      10,385    RITR, Series 6, 7.695% due 12/01/2027 (j)                                  10,711
                      AA       Aa3       5,500    (School Health Care System), Series B, 6.25% due 7/01/2027                  5,888
                      AA       Aa2       5,000  Lower Neches Valley Authority, Texas, Industrial Development Corporation,
                                                Sewer Facilities Revenue Bonds (Mobil Oil Refining Corp. Project), AMT,
                                                6.40% due 3/01/2030                                                           5,171
===================================================================================================================================
Virginia--1.4%        BBB-     Baa3     10,000  Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                Senior-Series A, 5.50% due 8/15/2028                                          9,151
                      AA+      Aa1       2,980  Virginia State, HDA, M/F Housing Revenue Bonds, Series C, 5.30% due
                                                11/01/2017                                                                    2,862
===================================================================================================================================
Washington--6.6%      AA+      Aa1       6,955  King County, Washington, GO, Series B, 6.625% due 12/01/2015                  7,659
                                                King County, Washington, Sewer Revenue Bonds (f):
                      AAA      Aaa       3,080    5.50% due 1/01/2018                                                         3,027
                      AAA      Aaa       3,255    5.50% due 1/01/2019                                                         3,190
                      AAA      Aaa       3,450    5.50% due 1/01/2020                                                         3,367
                      AAA      Aaa       3,620    5.50% due 1/01/2021                                                         3,518
                      AAA      Aaa       7,410  Snohomish County, Washington, Public Utility District Number 001,
                                                Electric Revenue Refunding Bonds, 5.375% due 12/01/2024 (i)                   6,995
                      NR*      Aaa       1,540  Washington State Housing Finance Commission Revenue Bonds (S/F Program),
                                                Series 3N, 5.25% due 12/01/2017 (b)(d)(l)                                     1,467
                                                Washington State Public Power Supply System, Revenue Refunding Bonds
                                                (Nuclear Project No. 1):
                      AA-      Aa1       3,000    Series A, 7% due 7/01/2008                                                  3,399
                      AA-      Aa1       5,000    Series B, 7.25% due 7/01/2009                                               5,655
                      AA-      Aa1      14,320    Series B, 7.125% due 7/01/2016                                             16,643
===================================================================================================================================
Wyoming--1.4%         BBB-     Baa2      7,475  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corp.
                                                Project), AMT, Series B, 6.90% due 9/01/2024                                  7,766
                      A1+      NR*       1,600  Uinta County, Wyoming, PCR, Refunding (Amoco Project), VRDN, 3.15% due
                                                7/01/2026 (g)                                                                 1,600
                      AA       Aa2       2,500  Wyoming Community Development Authority Revenue Bonds, S/F Mortgage, AMT,
                                                Series H, 7.10% due 6/01/2012 (k)                                             2,646
===================================================================================================================================
                      Total Investments (Cost--$812,461)--96.9%                                                             810,584

                      Other Assets Less Liabilities--3.1%                                                                    25,789
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $836,373
                                                                                                                           ========
===================================================================================================================================

      (a)   Prerefunded.
      (b)   FNMA Collateralized.
      (c)   MBIA Insured.
      (d)   GNMA Collateralized.
      (e)   Escrowed to maturity.
      (f)   FGIC Insured.
      (g)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1999.
      (h)   AMBAC Insured.
      (i)   FSA Insured.
      (j)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1999.
      (k)   FHA Insured.
      (l)   FHLMC Collateralized.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

            See Notes to Financial Statements.


                                    10 & 11

                                            MuniVest Fund, Inc., August 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of August 31, 1999
==================================================================================================================================
Assets:              Investments, at value (identified cost--$812,461,049) (Note 1a) .................                $810,583,962
                     Receivables:
                       Securities sold ...............................................................  $ 26,500,442
                       Interest ......................................................................    10,275,248    36,775,690
                                                                                                        ------------
                     Prepaid expenses and other assets ...............................................                      20,984
                                                                                                                      ------------
                     Total assets ....................................................................                 847,380,636
                                                                                                                      ------------
==================================================================================================================================
Liabilities:         Payables:
                       Securities purchased ..........................................................     9,052,933
                       Custodian bank (Note 1f) ......................................................       884,966
                       Dividends to shareholders (Note 1e) ...........................................       594,654
                       Investment adviser (Note 2) ...................................................       344,049    10,876,602
                                                                                                        ------------
                     Accrued expenses and other liabilities ..........................................                     131,303
                                                                                                                      ------------

                     Total liabilities ...............................................................                  11,007,905
                                                                                                                      ------------
==================================================================================================================================
Net Assets:          Net assets ......................................................................                $836,372,731
                                                                                                                      ============
==================================================================================================================================
Capital:             Preferred Stock, par value $.025 per share; 10,000,000 shares authorized
                     (11,000 shares of AMPS* issued and outstanding, at $25,000 per share
                     liquidation preference) (Note 4) ................................................                $275,000,000
                     Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                     61,346,288 shares issued and outstanding (Note 4) ...............................  $  6,134,629
                     Paid-in capital in excess of par ................................................   565,767,507
                     Undistributed investment income--net ............................................     6,537,560
                     Accumulated realized capital losses on investments--net .........................   (13,326,441)
                     Accumulated distributions in excess of realized capital gains on
                     investments--net (Note 1e) ......................................................    (1,863,437)
                     Unrealized depreciation on investments--net .....................................    (1,877,087)
                                                                                                        ------------
                     Total--Equivalent to $9.15 net asset value per share of Common Stock (market
                     price--$8.6875) .................................................................                 561,372,731
                                                                                                                      ------------
                     Total capital ...................................................................                $836,372,731
                                                                                                                      ============
==================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended August 31, 1999
==================================================================================================================================
Investment           Interest and amortization of premium and discount earned ........................                $ 49,955,298
Income (Note 1d):
==================================================================================================================================
Expenses:            Investment advisory fees (Note 2) ...............................................  $  4,419,594
                     Commission fees (Note 4) ........................................................       695,590
                     Transfer agent fees .............................................................       194,851
                     Professional fees ...............................................................        80,920
                     Accounting services (Note 2) ....................................................        58,541
                     Custodian fees ..................................................................        57,792
                     Printing and shareholder reports ................................................        47,764
                     Pricing fees ....................................................................        25,433
                     Directors' fees and expenses ....................................................        19,712
                     Listing fees ....................................................................        14,500
                     Other ...........................................................................        33,868
                                                                                                        ------------
                     Total expenses ..................................................................                   5,648,565
                                                                                                                      ------------
                     Investment income--net ..........................................................                  44,306,733
                                                                                                                      ------------
==================================================================================================================================
Realized & Unreal-   Realized gain on investments--net ...............................................                   5,143,958
ized Gain (Loss) on  Change in unrealized appreciation/depreciation on investments--net ..............                 (67,514,851)
Investments--Net                                                                                                      ------------
(Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations ............................                $(18,064,160)
                                                                                                                      ============
==================================================================================================================================

            See Notes to Financial Statements.


                                    12 & 13

                                            MuniVest Fund, Inc., August 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year Ended August 31,
                                                                                                       ----------------------------
                      Increase (Decrease) in Net Assets:                                                    1999            1998
===================================================================================================================================
Operations:           Investment income--net ......................................................... $ 44,306,733    $ 45,972,603
                      Realized gain on investments--net ..............................................    5,143,958       8,274,227
                      Change in unrealized appreciation/depreciation on investments--net .............  (67,514,851)     10,430,911
                                                                                                       ------------    ------------
                      Net increase (decrease) in net assets resulting from operations ................  (18,064,160)     64,677,741
                                                                                                       ------------    ------------
===================================================================================================================================
Dividends &           Investment income--net:
Distributions to        Common Stock .................................................................  (35,297,693)    (36,155,315)
Shareholders            Preferred Stock ..............................................................   (8,932,120)     (9,767,310)
(Note 1e):            In excess of realized gain on investments--net, to Common Stock shareholders ...   (1,863,437)             --
                                                                                                       ------------    ------------
                      Net decrease in net assets resulting from dividends and distributions to
                      shareholders ...................................................................  (46,093,250)    (45,922,625)
                                                                                                       ------------    ------------
===================================================================================================================================
Capital Stock         Value of shares issued to Common Stock shareholders in reinvestment of
Transactions          dividends and distributions ....................................................    2,260,151              --
(Note 4):                                                                                              ------------    ------------
===================================================================================================================================
Net Assets:           Total increase (decrease) in net assets ........................................  (61,897,259)     18,755,116
                      Beginning of year ..............................................................  898,269,990     879,514,874
                                                                                                       ------------    ------------
                      End of year* ................................................................... $836,372,731    $898,269,990
                                                                                                       ============    ============
===================================================================================================================================
                     *Undistributed investment income--net ........................................... $  6,537,560    $  6,460,640
                                                                                                       ============    ============
===================================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived
                      from information provided in the financial statements.                 For the Year Ended August 31,
                                                                                  -------------------------------------------------
                      Increase (Decrease) in Net Asset Value:                       1999       1998      1997      1996      1995
===================================================================================================================================
Per Share Operating   Net asset value, beginning of year ........................ $  10.20   $   9.89  $   9.45  $   9.51  $   9.57
Performance:                                                                      --------   --------  --------  --------  --------
                      Investment income--net ....................................      .73        .76       .77       .79       .81
                      Realized and unrealized gain (loss) on investments--net ...    (1.02)       .30       .45      (.06)      .10
                                                                                  --------   --------  --------  --------  --------
                      Total from investment operations ..........................     (.29)      1.06      1.22       .73       .91
                                                                                  --------   --------  --------  --------  --------
                      Less dividends and distributions to Common Stock
                      shareholders:
                       Investment income--net ...................................     (.58)      (.59)     (.62)     (.63)     (.64)
                       Realized gain on investments--net ........................       --         --        --        --      (.12)
                       In excess of realized gain on investments--net ...........     (.03)        --        --        --      (.04)
                                                                                  --------   --------  --------  --------  --------
                      Total dividends and distributions to Common Stock
                      shareholders ..............................................     (.61)      (.59)     (.62)     (.63)     (.80)
                                                                                  --------   --------  --------  --------  --------
                      Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders from investment
                       income--net ..............................................     (.15)      (.16)     (.16)     (.16)     (.17)
                                                                                  --------   --------  --------  --------  --------
                      Net asset value, end of year .............................. $   9.15   $  10.20  $   9.89  $   9.45  $   9.51
                                                                                  ========   ========  ========  ========  ========
                      Market price per share, end of year ....................... $ 8.6875   $  10.00  $   9.50  $  9.125  $  8.563
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Total Investment      Based on market price per share ...........................    (7.44%)    11.78%    11.25%    14.18%    10.88%
Return:*                                                                          ========   ========  ========  ========  ========
                      Based on net asset value per share ........................    (4.42%)     9.52%    11.84%     6.46%     9.38%
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Ratios Based on       Total expenses** ..........................................      .93%       .93%      .93%      .94%      .98%
Average Net Assets                                                                ========   ========  ========  ========  ========
Of Common Stock:      Total investment income--net** ............................     7.26%      7.55%     7.85%     8.10%     8.73%
                                                                                  ========   ========  ========  ========  ========
                      Amount of dividends to Preferred Stock shareholders .......     1.46%      1.60%     1.59%     1.67%     1.87%
                                                                                  ========   ========  ========  ========  ========
                      Investment income--net, to Common Stock shareholders ......     5.80%      5.95%     6.27%     6.44%     6.86%
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Ratios Based on       Total expenses ............................................      .64%       .64%      .64%      .64%      .66%
Total Average                                                                     ========   ========  ========  ========  ========
Total Average         Total investment income--net ..............................     5.01%      5.19%     5.40%     5.57%     5.91%
Net Assets:**+                                                                    ========   ========  ========  ========  ========
===================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders .................     3.25%      3.55%     3.47%     3.59%     3.84%
Average Net Assets                                                                ========   ========  ========  ========  ========
Of Preferred Stock:
===================================================================================================================================
Supplemental Data:    Net assets, net of Preferred Stock, end of year (in
                      thousands) ................................................ $561,373   $623,270  $604,515  $577,540  $581,211
                                                                                  ========   ========  ========  ========  ========
                      Preferred Stock outstanding, end of year (in thousands) ... $275,000   $275,000  $275,000  $275,000  $275,000
                                                                                  ========   ========  ========  ========  ========
                      Portfolio turnover ........................................   101.35%    102.77%    78.02%    69.87%    71.95%
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Leverage:             Asset coverage per $1,000 ................................. $  3,041   $  3,266  $  3,198  $  3,100  $  3,113
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================
Dividends Per         Series A--Investment income--net .......................... $    839   $    890  $    872  $    895  $    922
Share on Preferred                                                                ========   ========  ========  ========  ========
Stock Outstanding:    Series B--Investment income--net .......................... $    815   $    902  $    871  $    903  $    946
                                                                                  ========   ========  ========  ========  ========
                      Series C--Investment income--net .......................... $    820   $    886  $    860  $    900  $    947
                                                                                  ========   ========  ========  ========  ========
                      Series D--Investment income--net .......................... $    802   $    880  $    868  $    901  $  1,014
                                                                                  ========   ========  ========  ========  ========
                      Series E--Investment income--net .......................... $    793   $    884  $    868  $    895  $    968
                                                                                  ========   ========  ========  ========  ========
===================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      **    Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Includes Common and Preferred Stock average net assets.

            See Notes to Financial Statements.


                                    14 & 15

                                            MuniVest Fund, Inc., August 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transac-tions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(f) Custodian Bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $852,724,186 and $893,137,784, respectively.

Net realized gains for the year ended August 31, 1999 and net unrealized losses as of August 31, 1999 were as follows:

-------------------------------------------------------------------------------
                                                          Realized   Unrealized
                                                            Gains      Losses
-------------------------------------------------------------------------------
Long-term investments ................................  $2,879,708  $(1,877,087)
Financial futures contracts ..........................   2,264,250           --
                                                        ----------  -----------
Total ................................................  $5,143,958  $(1,877,087)
                                                        ==========  ===========
--------------------------------------------------------------------------------

As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,877,392, of which $23,982,806 related to appreciated securities and $25,860,198 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $812,461,354.

4. Capital Stock Transactions:

Common Stock

At August 31, 1999, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the year ended August 31, 1999 increased by 223,148 as a result of dividend and distribution reinvestment and for the year ended August 31, 1998 remained constant.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect August 31, 1999 were as follows: Series A, 3.20%; Series B, 3.348%; Series C, 3.50%; Series D, 3.495%; and Series E, 3.00%.

Shares issued and outstanding during the years ended August 31, 1999 and August 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the year ended August 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $290,538 as commissions.

5. Subsequent Event:

On September 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.048321 per share, payable on September 29, 1999 to shareholders of record as of September 22, 1999.


                                    16 & 17

                                            MuniVest Fund, Inc., August 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniVest Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 5, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund, Inc. during its taxable year ended August 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year.

--------------------------------------------------------------------------------
                                    Payable         Ordinary        Long-Term
                                      Date           Income       Capital Gains*
--------------------------------------------------------------------------------
Common Stock Shareholders           12/07/98        $.001842         $.028583
--------------------------------------------------------------------------------
*     The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

ASE Symbol

MVF

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10787--8/99

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